                              Janus Adviser Series

                 Janus Adviser Perkins Small Company Value Fund

                         Supplement dated March 13, 2009
                       to Currently Effective Prospectuses

The following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Janus Adviser Perkins Small Company Value Fund:

     JANUS ADVISER PERKINS SMALL COMPANY VALUE FUND

     Co-Portfolio Managers Robert H. Perkins, Todd H. Perkins, and Justin Tugman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.

     ROBERT H. PERKINS is Co-Portfolio Manager of Janus Adviser Perkins Small Company Value Fund, which he has co-managed since March 2009. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as a director of Perkins. He holds a Bachelor of Science degree in Business from Miami University.

     TODD H. PERKINS is Co-Portfolio Manager of Janus Adviser Perkins Small Company Value Fund, which he has co-managed since March 2009. He is also Portfolio Manager of other Janus accounts. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University.

     JUSTIN TUGMAN, CFA, is Co-Portfolio Manager of Janus Adviser Perkins Small Company Value Fund, which he has co-managed since March 2009. Mr. Tugman joined Perkins in June 2004 as a research analyst. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master's degree in Finance from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.

References to Jakob Holm are deleted.

                Please retain this Supplement with your records.